Exhibit 10.19





================================================================================


                                 FIRST AMENDMENT

                                     to the

                                CREDIT AGREEMENT,
                         dated as of December 21, 1999,


                                      among

                       EVEREST REINSURANCE HOLDINGS, INC.,


                            THE LENDERS NAMED HEREIN,


                                       and

                           FIRST UNION NATIONAL BANK,
                            as Administrative Agent,


                                 Lead Arranger:
                          FIRST UNION SECURITIES, INC.


                          Dated as of December 18, 2000

================================================================================

EXHIBITS
--------

Exhibit A                  Form of Guarantor Consent
Exhibit B-1                Form of Opinion for Mayer, Brown & Platt
Exhibit B-2                Form of In-House Counsel Opinion
Exhibit B-3                Form of Opinion for Conyers, Dill & Pearman


SCHEDULES
---------

Schedule 1.1               Commitments




                                      (i)

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT, dated as of December 18, 2000 (this "Amendment"), is made in respect of the Credit Agreement, dated as of December 21, 1999 (the "Credit Agreement"), among EVEREST REINSURANCE HOLDINGS, INC., as Borrower, the financial institutions listed on the signature pages thereof or that become parties thereto after the date thereof, as Lenders, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement, as amended by this Amendment. Unless otherwise specified, section references herein refer to sections set forth in the Credit Agreement, as amended by this Amendment.

         The Lenders have agreed to temporarily increase the aggregate amount of the Commitments, all upon the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:

                                   ARTICLE I

                          AMENDMENT TO CREDIT AGREEMENT

    1.1 Section 1.1 is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

                  "AMENDMENT FEE LETTER" shall mean the letter from First Union to the Borrower, dated December 18, 2000, relating to certain fees payable by the Borrower in respect of the First Amendment

                  "FIRST AMENDMENT" shall mean the First Amendment to the Credit Agreement, dated as of December 18, 2000, among the Borrower, the Lenders, and the Administrative Agent.

                  "FIRST AMENDMENT EFFECTIVE DATE" shall have the meaning given to such term in the First Amendment.

                  "GUARANTOR CONSENT" shall mean the Guarantor Consent, in the form of Exhibit A to the First Amendment, executed and delivered by Everest Re Group, Ltd. on or prior to the First Amendment Effective Date.

    1.2 Section 1.1 is hereby further amended by replacing the following definitions, as currently set forth therein, with the definitions as set forth below:

                  "AGREEMENT" shall mean this Credit Agreement, as amended by the First Amendment, and as further amended, modified or supplemented from time to time.

                  "PARENT GUARANTY" shall mean the Guaranty Agreement, dated as of February 24, 2000, made by the Guarantor in favor of the Administrative Agent and the Lenders, as amended by the Guarantor Consent, and as further amended, modified or supplemented from time to time.

    1.3 The definition of "Commitment" in Section 1.1 is hereby amended to read in full as follows:

                  "COMMITMENT" shall mean, with respect to any Lender at any time, the amount set forth opposite such Lender's name on Schedule 1.1 or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender at such time in the Register maintained by the Administrative Agent pursuant to Section 10.7(b) as such Lender's Commitment, as such amount may be reduced at or prior to such time pursuant to the terms hereof.

    1.4 Section 2.4(b) is hereby amended by replacing the references therein to the term "Closing Date" with the term "First Amendment Effective Date".

    1.5  Section 2.5 is hereby amended by changing  clause (c) thereof to clause
(d) and inserting as new clause (c) to read as follows:

         (c) On April 16, 2001, the aggregate Commitments shall be automatically and permanently reduced to $150,000,000.

    1.6 Section 2.6(b) is hereby amended by inserting the parenthetical phrase "(including, without limitation, in the event of a mandatory reduction of the Commitments pursuant to Section 2.5(c))," after the words "at any time" on the first line therein.

    1.7 The Credit Agreement is hereby amended by adding (i) Schedule 1.1 thereto with the new Commitment amounts as set forth on SCHEDULE 1.1 attached hereto and (ii) deleting the amounts and "Commitment" caption set forth on the Lenders' signature pages thereto.

                                   ARTICLE II

                                  EFFECTIVENESS

         This Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when the last of the following conditions shall have been satisfied:

         (a) The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and the Lenders listed on SCHEDULE 1.1 attached hereto and in sufficient copies for each Lender.

         (b) The Administrative Agent shall have received the following, each dated as of the First Amendment Effective Date (unless otherwise specified) and, except for the Notes, in sufficient copies for each Lender:

                (i) Notes for each Lender listed on SCHEDULE 1.1, in the amount of such Lender's Commitment, in each case, duly completed in accordance with the relevant provisions of Section 2.4 of the Credit Agreement as amended by this Amendment;

                (ii) the Guarantor Consent, duly completed and executed by Everest Re Group, Ltd., in substantially the form of EXHIBIT A; and

                (iii) the favorable opinions of (A) Mayer Brown & Platt, special counsel to the Guarantor, in substantially the form of EXHIBIT B-1,
         (B) Janet Burak, General Counsel of the Borrower, in substantially the form of EXHIBIT B-2, and (C) Conyers, Dill & Pearman, Bermuda counsel to the Guarantor, in substantially the form of EXHIBIT B-3.

         (c) The Administrative Agent shall have received a certificate, signed by the president, the chief financial officer, treasurer or comptroller of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying that (i) all representations and warranties of the Borrower contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this Amendment, (iii) there are no insurance regulatory proceedings pending or, to such individual's knowledge, threatened against any Insurance Subsidiary in any jurisdiction that, if reasonably possible (as defined under FASB 5) to be adversely determined, would be reasonably likely to have a Material Adverse Effect, and (iv) both immediately before and after giving effect to this Amendment, no Material Adverse Change has occurred since December 31, 1999, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

         (d) Since December 31, 1999, both immediately before and after giving effect to the consummation of the transactions contemplated by this Amendment, there shall not have occurred any Material Adverse Change or any event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

         (e) The Borrower shall have paid (i) to First Union, on behalf of the Lenders, the amendment fee described in the Amendment Fee Letter, on the terms, in the amount and at the times set forth therein; and (ii) all other fees and expenses of the Administrative Agent and the Lenders required hereunder or under any other Credit Document to be paid on or prior to the First Amendment Effective Date.

         (f) The Administrative Agent shall have received a Compliance Worksheet, duly completed and certified by the chief financial officer of the Borrower and in form and substance satisfactory to the Administrative Agent, demonstrating compliance with the financial covenants set forth in Sections 6.1 through 6.3 of the Credit Agreement, determined on a pro forma basis as of December 18, 2001, after giving effect to the Amendment and the consummation of the transactions contemplated hereby.

         (g) The Administrative Agent and each Lender shall have received such other documents, certificates, and instruments in connection with this Amendment and the other transactions contemplated hereby as it shall have reasonably requested.

On the First Amendment Effective Date, the Credit Agreement will be automatically amended as set forth herein. On and after the First Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement as amended by this Amendment; PROVIDED, that the rights and obligations of the parties hereto with respect to the period prior to the First Amendment Effective Date shall continue to be governed by the terms of the Credit Agreement.

                                  ARTICLE III

                                     GENERAL

    3.1 FULL FORCE AND EFFECT. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.

    3.2 NOTES PREVIOUSLY DELIVERED ON THE CLOSING DATE. The Notes issued and delivered by the Borrower to the Lenders on the First Amendment Effective Date will renew, amend, rearrange and restate, and will not be in novation, discharge or satisfaction of, the corresponding Notes issued and delivered on the Closing Date.

    3.3 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCLUDING NEW YORK GENERAL OBLIGATIONS LAW ss.5-1401). THE PARTIES HERETO HEREBY DECLARE THAT IT IS THEIR INTENTION THAT THIS AMENDMENT SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES
(A) THAT THIS AMENDMENT INVOLVES AT LEAST $250,000; AND (B) THAT THIS AMENDMENT HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON NEW YORK GENERAL OBLIGATIONS LAW ss. 5-1401.

    3.4  COUNTERPARTS.   This  Amendment  may   be  executed   in  two  or  more
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

    3.5 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

                   [signatures appear on the following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                    EVEREST REINSURANCE HOLDINGS, INC.

                                    By:   /S/ STEPHEN L. LIMAURO
                                          --------------------------------------
                                          Name:  Stephen L. Limauro
                                          Title: Executive Vice President, Chief
                                          Financial Officer and Comptroller





                             (signatures continued)

                               SIGNATURE PAGE TO
                                FIRST AMENDMENT

                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent and as a Lender


                                    By: /S/ THOMAS L. STITCHBERRY
                                          --------------------------------------
                                          Name:  Thomas L. Stitchberry
                                          Title: Senior Vice President




                             (signatures continued)


                                SIGNATURE PAGE TO
                                FIRST AMENDMENT

                                    BANK ONE, NA, as a Lender

                                    By: /S/ TIMOTHY J. STAMBAUGH
                                          --------------------------------------
                                          Name:  Timothy J. Stambaugh
                                          Title: Senior Vice President




                             (signatures continued)


                               SIGNATURE PAGE TO
                                FIRST AMENDMENT

                                    DEUTSCHE BANK AG, NEW YORK AND/OR
                                    CAYMAN ISLAND BRANCHES, as a Lender


                                    By: /S/ CLINTON M. JOHNSON
                                          --------------------------------------
                                          Name:  Clinton M. Johnson
                                          Title: Managing Director


                                    By: /S/ JOHN S. MERTELL
                                          --------------------------------------
                                          Name:  John S. Mertell
                                          Title: Director





                             (signatures continued)

                               SIGNATURE PAGE TO
                                FIRST AMENDMENT

                                    ROYAL BANK OF CANADA, as a Lender


                                    By: /S/ ALEXANDER BIRR
                                          --------------------------------------
                                          Name:  Alexander Birr
                                          Title: Senior Manager




                             (signatures continued)

                               SIGNATURE PAGE TO
                                FIRST AMENDMENT

                                    THE CHASE MANHATTAN BANK, as a Lender


                                    By: /S/ MARYBETH MULLEN
                                          --------------------------------------
                                          Name:  Marybeth Mullen
                                          Title: Vice President






                               SIGNATURE PAGE TO
                                FIRST AMENDMENT

                                                                       Exhibit A

                                GUARANTOR CONSENT


                                December 18, 2000



First Union National Bank, as Administrative Agent
1339 Chestnut Street, 3rd Floor
Philadelphia, Pennsylvania  19107
Attention: Joseph DiFrancesco

Re: First Amendment, dated as of December 18, 2000 (the "FIRST AMENDMENT"), among Everest Reinsurance Holdings, Inc., as Borrower, First Union National Bank, as Administrative Agent, and the Lenders party thereto, which amends the Credit Agreement, dated as of December 21, 1999 (the "CREDIT AGREEMENT"), among the Borrower, and the Lenders party thereto.

Ladies and Gentlemen:

         The undersigned, as a Guarantor, has executed the Parent Guaranty as of February 24, 2000, for the benefit of the Administrative Agent and the Lenders, and for the benefit of the Borrower, guaranteeing the Guaranteed Obligations (as defined in the Guaranty) and undertaking the Total Obligations (as defined in the Guaranty). Capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement.

         The Guarantor hereby acknowledges that it has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement so as to temporarily increase the Commitments in the aggregate principal amount up to $235,000,000, and make other changes to the Credit Agreement, all as set forth in the First Amendment. The agreement of the Guarantor made herein is to induce the Administrative Agent and the Lenders to enter into the First Amendment, and the Guarantor acknowledges that the Lender would not enter into the First Amendment in the absence of the agreement of the Guarantor contained herein.

The Guarantor hereby agrees as follows:

(i) the Guarantor approves of and consents to the terms and conditions of the First Amendment, as an amendment to the Credit Agreement;

(ii) the Guarantor agrees that its obligations under the Guaranty and the other Credit Documents, as the case may be, shall (A) remain in full force and effect, (B) not be diminished as a result of the execution of the First Amendment, and (C) include any and all additional Guaranteed Obligations (as defined in the Guaranty) incurred under, or as a result of, this First Amendment;

(iii) the Guarantor waives any defense to its guaranty liability occasioned by the First Amendment (including without limitation the increase of the Commitments as contemplated thereby); and

(iv) the Guarantor confirms that its obligations under the Guaranty, and the other Credit Documents, as the case may be, include, without limitation, a guarantee of the payment of the Guaranteed Obligations (as defined in the Guaranty and as increased as a result of the First Amendment) and responsibility for the Total Obligations (as defined in the Guaranty and as increased as a result of the First Amendment).

         This Agreement shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York. The agreements contained herein shall be effective as of the effective date of the First Amendment.

                                            Very truly yours,


                                            EVEREST RE GROUP, LTD.

                                            By: /S/ STEPHEN L. LIMAURO
                                                    ----------------------------
                                            Name:   Stephen L. Limauro
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

                                                                     Exhibit B-1

                                                               December 18, 2000


First Union National Bank,
as Administrative Agent
and the Lenders party to the
Credit Agreement referred to below

         Re:  EVEREST REINSURANCE HOLDINGS, INC.

Ladies and Gentlemen:

         We have acted as special New York counsel to Everest Reinsurance Holdings, Inc., a Delaware corporation (the "BORROWER"), in connection with the First Amendment dated as of December 18, 2000 (the "AMENDMENT") to the Credit Agreement dated as of December 21, 1999 (the "CREDIT AGREEMENT" and, as amended by the Amendment, the "AMENDED CREDIT AGREEMENT") among the Borrower, the financial institutions party thereto (the "LENDERS") and First Union National Bank, as Administrative Agent (the "ADMINISTRATIVE AGENT"). We have also acted as special New York counsel to Everest Re Group, Ltd., a Bermuda corporation (the "GUARANTOR" and, together with the Borrower, the "CREDIT PARTIES"), in connection with the Guarantor Consent dated as of December 18, 2000 (the
"CONSENT") made by the Guarantor in favor of the Administrative Agent with respect to the Parent Guaranty dated as of February 24, 2000 made by the Guarantor for the benefit of the Administrative Agent and the Lenders (the "GUARANTY"). This opinion is furnished to you pursuant to Section II(b)(iii)(A) of the Amendment.

         In connection with delivering this opinion to you, we have examined originals or copies, certified or otherwise identified to our satisfaction as being true copies, of (i) the Credit Agreement, (ii) the Guaranty, (iii) the Amendment, (iv) the Consent and (v) the notes of the Borrower referred to in
Section II (b)(i) of the Amendment (the "NEW NOTES"). The items referred to in clauses (i) through (v) above are called the "DOCUMENTS" and the items referred to in clauses (iii) through (v) above are called the "AMENDMENT DOCUMENTS". Capitalized terms used but not otherwise expressly defined herein shall have the same meanings as set forth in the Amended Credit Agreement.

         For purposes of this opinion, "APPLICABLE LAW" means the General Corporation Law of the State of Delaware, and those laws and regulations of the United States of America and the State of New York that, in our experience, would normally be applicable to general business corporations which are not engaged in regulated business activities and to transactions of the type contemplated by the Amended Credit Agreement (but without our having made any special investigation as to any other law), but excluding (A) all laws of the type described in paragraph (D)(6) below and (B) any law, rule, regulation, ordinance, code or similar provision of law of any county, municipality or similar political subdivision or any agency or instrumentality thereof; provided that we express no opinion as to any law the violation of which would not have a material adverse effect on the ability of the Borrower to perform its obligations under the Amended Credit Agreement and the New Notes or the ability of the Guarantor to perform its obligations under the Guaranty.

         We also have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies, of such agreements, corporate records, certificates of public officials and other documents as we have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact material to such opinions, we have, when such facts were not independently established by us, relied upon certificates of the Credit Parties or their officers or of public officials.

         In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the conformity to the originals of all such documents submitted to us as copies, the genuineness of all signatures, and the legal capacity and power of, and due authorization, execution and delivery of the Amended Credit Agreement and the Guaranty by, all parties other than the Credit Parties. Further, we have assumed that the Amended Credit Agreement and the Guaranty constitute the legal, valid and binding obligations of all parties thereto other than the Credit Parties. We have also assumed the truth of all representations and warranties of the Borrower in the Amended Credit Agreement.

         In expressing the opinions set forth below, we have assumed that (a) each Credit Party is a corporation validly existing under the laws of its jurisdiction of incorporation, (b) the Borrower has the corporate power and authority to execute and deliver the Amendment and the New Notes and perform its obligations under the Amended Credit Agreement and the New Notes, (c) the Guarantor has the corporate power and authority to execute, deliver and perform its obligations under the Documents to which it is a party, (d) the execution and delivery by the Borrower of the Amendment and the New Notes, and the performance by the Borrower of its obligations under the Amended Credit Agreement and the New Notes, have been duly authorized by all necessary corporate action on the part of the Borrower, (e) the execution and delivery by the Guarantor of the Documents to which it is a party, and the performance by the Guarantor of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of the Guarantor, (f) each Credit Party has duly executed and delivered the Documents to which it is a party and (g) the execution, delivery and performance by the Credit Parties of the Documents do not violate any law, rule or regulation applicable to the Credit Parties (other than Applicable Law).

         On the basis of, and in reliance upon, the foregoing, and subject to the qualifications contained herein, we are of the opinion that:

         1. The execution and delivery by each Credit Party of the Amendment Documents to which it is a party do not violate any Applicable Law. The performance by the Borrower of its obligations under the Amended Credit Agreement and the New Notes do not violate any Applicable Law.

         2. The Amended Credit Agreement and the New Notes constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

         3.  No consent,  approval,  authorization  or other  action by,  notice to, or registration or filing with, any New York or Delaware Governmental Authority under Applicable Law is required as a condition to or otherwise in connection with the execution and delivery by any Credit Party of the Amendment Documents to which it is a party or the borrowings by the Borrower under the Amended Credit Agreement.

         The   opinions   set  forth   above  are   subject  to  the   following
qualifications and limitations:

                  (A) Our opinions are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, equitable subordination, reorganization, readjustment of debt, moratorium or similar laws affecting creditors' rights generally.

                  (B) Our opinions are subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and by limitations on the availability of specific performance, injunctive relief or other equitable remedies.

                  (C) We express no opinion as to the enforceability, under certain circumstances, of provisions imposing penalties or forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default.

                  (D) We express no opinion as to:

                       (1) the existence of any Person's ownership rights in or title to any property;

                       (2) the validity, perfection, enforceability or priority of any Lien on any property;

                       (3) any agreement by any Credit Party to submit to the jurisdiction of a particular court, waive jury trial or appoint an agent for acceptance of service of process;

                       (4) any provision of the Documents purporting to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum;

                       (5) any provision of the Documents which authorizes or permits any purchaser of a participation interest from any party to set off or apply any deposit or property or any indebtedness with respect to any participation interest;

                       (6) compliance with, or any governmental or regulatory filing, approval, authorization, license, consent or notice registration or filing required by or under, any (i) Federal or state environmental law, (ii) Federal or state antitrust law, (iii) Federal or state taxation law, (iv) Federal or state worker health or safety, zoning or permitting or land use matter, (v) Federal or state patent, trademark or copyright statute, rule or regulation, (vi) statutory or other requirement relating to the disposition of hazardous waste or environmental protection, (vii) Federal or state receivership or conservatorship law, (viii) securities registration or antifraud provisions under any Federal or state securities law, (ix) Federal or state labor or employment law, (x) Federal or state employee benefits or pension law or (xi) insurance law;

                       (7) the effect of the law of any jurisdiction (other than New York) wherein the Lender may be located or wherein the enforcement of any Document may be sought that limits the rates of interest legally chargeable or collectible; and

                       (8) any provision of the Documents (i) restricting access to legal or equitable remedies, (ii) purporting to establish evidentiary standards, (iii) purporting to appoint any Person as the attorney-in-fact of any other Person, (iv) which provides that the Documents may only be amended, modified or waived in writing or (v) stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies.

                  (E) We note that the enforceability of the Documents may be limited or rendered ineffective if the Administrative Agent or the Lenders fail to act in good faith and in a commercially reasonable manner in seeking to exercise their rights and remedies thereunder. Without limiting the generality of the foregoing, we note that a court might hold that a technical and nonmaterial default under the Documents does not give rise to a right of the Administrative Agent or the Lenders to exercise certain remedies including, without limitation, acceleration.

                  (F) We express no opinion as to the enforceability of the indemnification provisions of the Documents insofar as said provisions contravene public policy or might require indemnification or payments to any Person with respect to any litigation determined adversely to such Person, or any loss, cost or expense arising out of the gross negligence or willful misconduct of such Person or any violation by such Person of statutory duties, general principles of equity or public policy.

                  (G) No opinion is rendered herein as to the effect of any law relating to the legal or regulatory status of the Administrative Agent or any Lender.

                  (H) We express no opinion as to the enforceability of any choice of law provision to the extent such provision is to be enforced by a court other than a New York State court or a federal court located in the State of New York sitting with jurisdiction based on diversity of citizenship.

         Members of our firm are members of the State Bar of New York. This opinion is limited to the law of the State of New York, the federal laws of the United States, and the General Corporation Law of the State of Delaware. The opinions expressed herein are limited in all respects to the law existing on the date hereof. In rendering this opinion, we do not undertake to advise you of any change in law or fact that may occur after the date hereof.

         This opinion is furnished by us to you solely for your benefit and solely with respect to the Documents upon the understanding that we are not hereby assuming any professional responsibility to any other Person. This opinion may not be relied upon by you for any other purpose and may not be relied upon by any other Person for any purpose, in each case without our prior written consent; notwithstanding the foregoing, assignees of the Lender permitted under the Credit Agreement may rely on this opinion as if it had been addressed to them. The opinions expressed in this letter are limited to the matters set forth herein, and no other opinion should be inferred beyond the matters expressly stated herein.

                                                      Very truly yours,



                                                      MAYER, BROWN & PLATT

                                                                     Exhibit B-2


December 18, 2000

First Union National Bank,
as Administrative Agent and the
Lenders to the Credit Agreement
referred to below

         Re:   EVEREST REINSURANCE HOLDINGS, INC.

Ladies and Gentlemen:

         I am General Counsel for Everest Reinsurance Holdings, Inc., a Delaware corporation (the "Borrower"), and have represented the Borrower in connection with the First Amendment dated as of December 18, 2000 (the "Amendment") to the Credit Agreement dated as of December 21, 1999 (the "Credit Agreement" and, as amended by the Amendment, the "Amended Credit Agreement") among the Borrower, the financial institutions party thereto (the "Lenders") and First Union National Bank, as Administrative Agent (the "Administrative Agent"). I have also represented Everest Re Group, Ltd., a Bermuda corporation (the "Guarantor" and, together with the Borrower, the "Credit Parties"), in connection with the Guarantor Consent dated as of December 18, 2000 (the "Consent") with respect to the Parent Guaranty dated as of February 24, 2000 (the "Guaranty") made by the Guarantor in favor of the Administrative Agent and the Lenders. Capitalized terms used herein and not defined have the meanings assigned in the Amended Credit Agreement. This opinion is furnished to you pursuant to Section II(b)(iii)(B) of the Amendment.

         In that connection I have examined (i) the Credit Agreement, (ii) the Guaranty, (iii) the Amendment, (iv) the Consent and (v) the notes of the Borrower referred to in Section II(b)(i) of the Amendment (the "New Notes"). The items referred to in clauses (i) through (v) above are called the "Credit Documents" and the items referred to in clauses (iii) through (v) above are called the "Amendment Documents." I have also examined such other documents as I have deemed necessary for purposes of rendering the opinions herein. In my examination of such documents, I have assumed the authenticity of all such documents submitted to me as originals, the genuineness of all signatures (other than those of the Credit Parties on the Credit Documents), and the conformity to the originals of such documents submitted to me as copies.

         Based upon the foregoing, it is my opinion that:

         1. The Borrower (i) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified, except for such jurisdictions in which the failure to be so qualified would not be reasonably likely to have a Material Adverse Effect.

         2. The Borrower has full corporate power and authority to execute and deliver the Amendment Documents to which it is a party, to perform its obligations under the Amended Credit Agreement and the New Notes, to own and hold its property and to engage in its business as currently conducted.

         3. The Borrower has taken all necessary corporate action to execute and deliver each of the Amendment Documents to which it is a party and to perform its obligations under the Amended Credit Agreement and the New Notes. The Borrower has validly executed and delivered each Amendment Document to which it is a party.

         4. The execution and delivery by the Borrower of the Amendment Documents to which it is a party and compliance by it with the terms of the Amended Credit Agreement and the New Notes do not violate any provision of its certificate of incorporation or by-laws or any Requirement of Law applicable to it.

         5. The execution and delivery by each Credit Party of the Amendment Documents to which it is a party, the performance by the Guarantor of the Consent and the performance by the Borrower of its obligations under the Amended Credit Agreement and the New Notes do not (i) to my knowledge, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, (ii) result in or require the creation or imposition of any Lien upon any of its properties or assets or (iii) violate any applicable law, rule or regulation of the State of New Jersey.

         6. No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority of the State of New Jersey or Delaware or other Person is required as a condition to or otherwise in connection with (i) the execution and delivery by either Credit Party of the Amendment Documents to which it is a party, (ii) the performance by the Guarantor of its obligations under the Consent or (iii) the performance by the Borrower of its obligations under the Amended Credit Agreement and the New Notes.

         7. Except as disclosed in the Guarantor's 1999 Form 10-K and as supplemented in written disclosure to the Lender delivered prior to execution of the Amendment by the Borrower, there are no actions, investigations, suits or proceedings pending or, to my knowledge threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting the Credit Parties, any of their respective Subsidiaries or any of their respective properties that, if reasonably possible (within the meaning of FASB 5) to be adversely determined, would have a Material Adverse Effect, or (ii) that questions the validity of the Credit Documents.

         8. If, notwithstanding the express selection of New York law as the governing law of the Amended Credit Agreement, a New Jersey court or a federal court sitting in New Jersey were to apply New Jersey law to the Amended Credit

Agreement, the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

         The   opinions   set  forth   above  are   subject  to  the   following
qualifications and limitations:

                  (A) My opinions are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, equitable subordination, reorganization, readjustment of debt, moratorium or similar laws affecting creditors' rights generally.

                  (B) My opinions are subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and by limitations on the availability of specific performance, injunctive relief or other equitable remedies.

                  (C) I express no opinion as to the enforceability, under certain circumstances, of provisions imposing penalties or forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default.

                  (D) I express no opinion as to:

                      (1) the existence of any Person's ownership rights in or title to any property;

                      (2) the validity, perfection, enforceability or priority of any Lien on any property;

                      (3) any agreement by any Credit Party to submit to the jurisdiction of a particular court, waive jury trial or appoint an agent for acceptance of service of process;

                      (4) any provision of the Credit Documents purporting to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum;

                      (5) any provision of the Credit Documents which authorizes or permits any purchaser of a participation interest from any party to set off or apply any deposit or property or any indebtedness with respect to any participation interest;

                      (6) the effect of the law of any jurisdiction (other than New Jersey) wherein the Lender may be located or wherein the enforcement of any Credit Document may be sought that limits the rates of interest legally chargeable or collectible; and

                      (7) any provision of the Credit Documents (i) restricting access to legal or equitable remedies, (ii) purporting to establish evidentiary standards, (iii) purporting to appoint any Person as the attorney-in-fact of any other Person, (iv) which provides that the Credit Documents may only be amended, modified or waived in writing or (v) stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies.

                  (E) I note that the enforceability of the Credit Documents may be limited or rendered ineffective if the Administrative Agent or the Lenders fail to act in good faith and in a commercially reasonable manner in seeking to exercise their rights and remedies thereunder. Without limiting the generality of the foregoing, I note that a court might hold that a technical and nonmaterial default under the Credit Documents does not give rise to a right of the Administrative Agent or the Lenders to exercise certain remedies including, without limitation, acceleration.

                  (F) I express no opinion as to the enforceability of the indemnification provisions of the Credit Documents insofar as said provisions contravene public policy or might require indemnification or payments to any Person with respect to any litigation determined adversely to such Person, or any loss, cost or expense arising out of the gross negligence or willful misconduct of such Person or any violation by such Person of statutory duties, general principles of equity or public policy.

                  (G) No opinion is rendered herein as to the effect of any law relating to the legal or regulatory status of the Administrative Agent or any Lender.

         This opinion is limited to the laws of the State of New Jersey, the federal laws of the United States and the General Corporation Law and insurance laws of the State of Delaware.

         This opinion may not be used or relied upon by or published or communicated to any Person other than the addressees hereof and permitted Assignees for any purpose whatsoever, without my prior written consent in each instance.

                                                      Very truly yours,



                                                      Janet J. Burak

                                                                     Exhibit B-3


                                                                18 December 2000
First Union National Bank
1339 Chestnut Street, 3rd Floor
Philadelphia,
Pennsylvania 19107
USA
(As Administrative Agent
and as a Lender)

and

to those banks and financial
institutions whose names and
addresses appear in the
Schedule attached hereto


Dear Sirs

EVEREST RE GROUP, LTD. (THE "COMPANY")

We have acted as special legal counsel in Bermuda to the Company in connection with the guaranty issued by the Company in favour of First Union National Bank, as administrative agent for the Lenders (as defined below) (the "Agent") of certain obligations of Everest Reinsurance Holdings, Inc. (the "Borrower") under the Credit Agreement (defined below).

For the purposes of giving this opinion, we have examined the following documents:

(i) the executed Credit Agreement (the "Credit Agreement") dated as of 21 December, 1999 made among the Borrower, the Agent, and the banks and financial institutions listed on the Schedule attached hereto (the "Lenders");

(ii) the executed Parent Guaranty (the "February 2000 Guaranty") dated as of 24 February, 2000, made by the Company in favour of the Agent and the Lenders;

(iii) the First Amendment to the Credit Agreement dated as of 18 December, 2000, (the "First Amendment") among the Borrower, the Agent and the Lenders; and

(iv) the Guarantor Consent to the First Amendment (the "Consent") dated as of 18 December, 2000, made by the Company in favour of the Administrative Agent and the Lenders (together, the Consent and the February Guaranty the "Guaranty").

The Credit Agreement, the First Amendment and the Guaranty are herein sometimes collectively referred to as the "Documents".

We have also reviewed and have relied upon copies of the memorandum of association and the bye-laws of the Company, copies of minutes of meetings of the Company's board of directors on 12 December 2000 (the "Minutes") and such other documents and made such enquiries as to questions of Bermuda law as we have deemed necessary in order to render the opinions set forth below.

We have assumed (a) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) examined by us and the authenticity and completeness of the originals from which such copies were taken, (b) that where a document has been examined by us in draft form, it will be or has been executed in the form of that draft, and where a number of drafts of a document have been examined by us all changes thereto have been marked or otherwise drawn to our attention, (c) the capacity, power and authority of each of the parties to the Documents, other than the Company, to enter into and perform its respective obligations under the Documents, (d) the due execution and delivery of the Documents by each of the parties thereto, (e) the accuracy and completeness of the recitals and all factual representations made in the Documents and other documents reviewed by us, (f) that the resolutions contained in the Minutes remain in full force and effect and have not been rescinded or amended, (g) that the Company is entering into the Guaranty pursuant to its business of a group holding company, (h) that there is no provision of the law of any jurisdiction, other than Bermuda, which would have any implication in relation to the opinions expressed herein, (i) the validity and binding effect and enforceability under the laws of the State of New York in the United States of America (the "Foreign Laws") of the Documents which are expressed to be governed by such Foreign Laws in accordance with their respective terms, (j) the validity and binding effect and enforceability under the Foreign Laws of the choice of the Foreign Laws as the governing laws of the Documents and of the submission by the Company pursuant to the Guaranty to the jurisdiction of the courts sitting in the State of New York in the United States of America (the "Foreign Courts"); and (k) that none of the parties to the Documents, other than the Company, will perform their respective obligations (other than enforcement obligations) under the Documents, in or from within Bermuda.

The obligations of the Company under the Guaranty (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set off, reorganisation, amalgamation, moratorium or any other laws or legal procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors, (b) will be subject to statutory limitation of the time within which proceedings may be brought, (c) will be subject to general principles of equity and, as such, specific performance and injunctive relief, being equitable remedies, may not be available, (d) may not be given effect to by a Bermuda court, whether or not it was applying the Foreign Laws, if and to the extent they constitute the payment of an amount which is in the nature of a penalty and not in the nature of liquidated damages. Notwithstanding any contractual submission to the jurisdiction of specific courts, a Bermuda court has inherent discretion to stay or allow proceedings in the Bermuda courts.

We express no opinion as to the enforceability of any provision of the Guaranty which provides for the payment of a specified rate of interest on the amount of a judgment after the date of judgment or which purports to fetter the statutory powers of the Company.

We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda. This opinion is issued solely for your benefit and is not to be relied upon by any other person, firm or entity or in respect of any other matter.

On the basis of and subject to the foregoing, we are of the opinion that:

1. The Company is duly incorporated, is existing and is in good standing (meaning that it has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which might make it liable to be struck off the Register of Companies) under the laws of Bermuda.

2. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Guaranty. The execution and delivery of the Guaranty by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum of association or bye-laws of the Company nor any applicable law, regulation, order or decree in Bermuda.

3 The Company has taken all corporate action required to authorise its execution, delivery and performance of the Guaranty. The Guaranty has been duly executed on behalf of the Company. The Guaranty constitutes the valid and binding obligation of the Company enforceable in accordance with the terms thereof.

4. No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the execution, delivery, performance and enforcement of the Guaranty.

5. It is not necessary or desirable to ensure the enforceability in Bermuda of the Guaranty that it be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda. However, to the extent that the Guaranty creates a charge over assets of the Company, it may be desirable to ensure the priority in Bermuda of the charge that it be registered in the Register of Charges in accordance with Section 55 of the Companies Act 1981. On registration, to the extent that Bermuda law governs the priority of a charge, such charge will have priority in Bermuda over any unregistered charges, and over any subsequently registered charges, in respect of the assets which are the subject of the charge. A registration fee o BD$446 will be payable in respect of the registration.

         While there is no exhaustive definition of a charge under Bermuda law, a charge normally has the following characteristics:

         (i) it is a proprietary interest granted by way of security which entitles the chargee to resort to the charged property only for the purposes of satisfying some liability due to the chargee (whether from the chargor or a third party); and

         (ii)     the  chargor  retains  an equity of  redemption  to  have  the
                  property   restored  to  him   when  the  liability  has  been
                  discharged.

         However, as the Guaranty is expressed to be governed by the Foreign Laws, the question of whether it would possess these particular characteristics would be determined under the Foreign Laws.

6. Based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Section 55 of the Companies Act 1981 conducted at 3:00 p.m. on 18 December, 2000 (which would not reveal details of matters which have been lodged for registration but not actually registered at the time of our search), there are [no] charges registered on the assets of the Company.

7. Based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted at 3:00 p.m. on 18 December, 2000 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are no judgments against the Company, nor any legal or governmental proceedings pending in Bermuda to which the Company is a party.

8. Based solely on a search of the public records in respect of the Company maintained at the offices of the Registrar of Companies at 3:00 p.m. on 18 December, 2000 (which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Cause Book of the Supreme Court of Bermuda conducted at 3:00 p.m. on 18 December, 2000 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), no steps have been, or are being, taken in Bermuda for the appointment of a receiver or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of, the Company, though it should be noted that the public files maintained by the Registrar of Companies do not reveal whether a winding-up petition or application to the Court for the appointment of a receiver has been presented and entries in the Cause Book may not specify the nature of the relevant proceedings.

9. The Guaranty will not be subject to ad valorem stamp duty or other documentary tax in Bermuda in connection with its execution. There may be filing and other fees payable in connection with enforcement proceedings before a Bermuda court based on the Guaranty.

10. The choice of the Foreign Laws as the governing law of the Guaranty is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws:

         (i)     which such court considers to be procedural in nature;

         (ii)    which are revenue or penal laws; or

         (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission in the Guaranty to the jurisdiction of the Foreign Courts is valid and binding upon the Company.

11. The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Guaranty under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that:

         (i) such courts had proper jurisdiction over the parties subject to such judgment;

         (ii) such courts did not contravene the rules of natural justice of Bermuda;

         (iii)   such judgment was not obtained by fraud;

         (iv) the enforcement of the judgment would not be contrary to the public policy of Bermuda;

         (v) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda; and

         (vi) there is due compliance with the correct procedures under the laws of Bermuda.

12. There is no income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made by the Company pursuant to the Guaranty.

13. Neither the Agent nor the Lenders will be deemed to be resident, domiciled or carrying on business in Bermuda by reason only of the execution, performance and/or enforcement of the Guaranty by the Agent or by the Lenders.

14. Each of the Agent and the Lenders has standing to bring an action or proceedings before the appropriate courts in Bermuda for the enforcement of the Guaranty. It is not necessary or advisable in order for the Agent or the Lenders to enforce its respective rights under the Guaranty, including the exercise of remedies thereunder, that it be licensed, qualified or otherwise entitled to carry on business in Bermuda.

15. The Company is not entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Guaranty in respect of itself or its property.

16. The obligations of the Company under the Guaranty will rank at least pari passu in priority of payment with all other unsecured unsubordinated indebtedness of the Company, other than indebtedness which is preferred by virtue of any provision of the laws of Bermuda of general application.

17. The Company has been designated as non-resident of Bermuda for the purposes of the Exchange Control Act, 1972 and, as such, is free to acquire, hold and sell foreign currency and securities without restriction.

                                                Yours faithfully,




                                                Conyers Dill & Pearman

                                    SCHEDULE
                                    --------

Bank One, NA
153 West 51st Street
New York, NY 10019
USA


Deutsche Bank AG
31 West 52nd Street
New York, NY 10019
USA


Royal Bank of Canada
One Liberty Plaza
4th Floor
New York, NY 10006-1404
USA


The Chase Manhattan Bank
Financial Institutions Group
270 Park Avenue
20th Floor
New York, NY 10017
USA

                               Borrower's Taxpayer Identification No. 22-3263609

                                      NOTE

$47,000,000                                                    December 18, 2000
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

         BANK ONE, NA (the "Lender"), at the offices of First Union National Bank (the "Administrative Agent") located at One First Union Center, 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of December 21, 1999, as amended by the First Amendment thereto (as further amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time parties thereto, and First Union National Bank, as Administrative Agent, the principal sum of

         FORTY-SEVEN MILLION DOLLARS AND NO/100 ($47,000,000), or such lesser amount as may constitute the unpaid principal amount of the Loans made by the Lender, under the terms and conditions of this promissory note (this "Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time and on the dates as provided in the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement and is issued to evidence the Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note. This Note is hereby substituted for and replaces, as to the Lender, the Note dated December 21, 1999 from Borrower to the Lender in the original principal amount of $30,000,000 (the "Replaced Note"); PROVIDED, HOWEVER, that Borrower acknowledges and agrees that, except as expressly provided by the terms of this Note (including the original principal amount hereof), the substitution for and replacement of the Replaced Note by this Note shall not extinguish or otherwise affect any of Borrower's obligations to the Lender under the Credit Agreement, whether or not evidenced by the Replaced Note, including, without limitation, Borrower's obligation to pay interest accrued prior to the date hereof under the Replaced Note.

         In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (excluding NEW YORK GENERAL OBLIGATIONS LAW ss.5-1401). The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state court located in Mecklenburg County, North Carolina or New York County, New York, although the Lender shall not be limited to bringing an action in such courts.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.

                                    EVEREST REINSURANCE HOLDINGS, INC.

                                    By:
                                           ---------------------------
                                    Title:

                               Borrower's Taxpayer Identification No. 22-3263609


                                      NOTE

$47,000,000                                                    December 18, 2000
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

         DEUTSCHE BANK AG (the "Lender"), at the offices of First Union National Bank (the "Administrative Agent") located at One First Union Center, 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of December 21, 1999, as amended by the First Amendment thereto (as further amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time parties thereto, and First Union National Bank, as Administrative Agent, the principal sum of

         FORTY SEVEN MILLION DOLLARS AND NO/100 ($47,000,000), or such lesser amount as may constitute the unpaid principal amount of the Loans made by the Lender, under the terms and conditions of this promissory note (this "Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time and on the dates as provided in the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement and is issued to evidence the Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note. This Note is hereby substituted for and replaces, as to the Lender, the Note dated December 21, 1999 from Borrower to the Lender in the original principal amount of $30,000,000 (the "Replaced Note"); PROVIDED, HOWEVER, that Borrower acknowledges and agrees that, except as expressly provided by the terms of this Note (including the original principal amount hereof), the substitution for and replacement of the Replaced Note by this Note shall not extinguish or otherwise affect any of Borrower's obligations to the Lender under the Credit Agreement, whether or not evidenced by the Replaced Note, including, without limitation, Borrower's obligation to pay interest accrued prior to the date hereof under the Replaced Note.

         In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (excluding NEW YORK GENERAL OBLIGATIONS LAW ss.5-1401). The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state court located in Mecklenburg County, North Carolina or New York County, New York, although the Lender shall not be limited to bringing an action in such courts.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.

                                    EVEREST REINSURANCE HOLDINGS, INC.

                                    By:
                                           ---------------------------
                                    Title:

                               Borrower's Taxpayer Identification No. 22-3263609


                                      NOTE

$47,000,000                                                    December 18, 2000
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

         ROYAL BANK OF CANADA (the "Lender"), at the offices of First Union National Bank (the "Administrative Agent") located at One First Union Center, 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of December 21, 1999, as amended by the First Amendment thereto (as further amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time parties thereto, and First Union National Bank, as Administrative Agent, the principal sum of

         FORTY SEVEN MILLION DOLLARS AND NO/100 ($47,000,000), or such lesser amount as may constitute the unpaid principal amount of the Loans made by the Lender, under the terms and conditions of this promissory note (this "Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time and on the dates as provided in the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement and is issued to evidence the Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note. This Note is hereby substituted for and replaces, as to the Lender, the Note dated December 21, 1999 from Borrower to the Lender in the original principal amount of $30,000,000 (the "Replaced Note"); PROVIDED, HOWEVER, that Borrower acknowledges and agrees that, except as expressly provided by the terms of this Note (including the original principal amount hereof), the substitution for and replacement of the Replaced Note by this Note shall not extinguish or otherwise affect any of Borrower's obligations to the Lender under the Credit Agreement, whether or not evidenced by the Replaced Note, including, without limitation, Borrower's obligation to pay interest accrued prior to the date hereof under the Replaced Note.

         In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (excluding NEW YORK GENERAL OBLIGATIONS LAW ss.5-1401). The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state court located in Mecklenburg County, North Carolina or New York County, New York, although the Lender shall not be limited to bringing an action in such courts.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.


                                    EVEREST REINSURANCE HOLDINGS, INC.

                                    By:
                                           ---------------------------
                                    Title:

                               Borrower's Taxpayer Identification No. 22-3263609


                                      NOTE

$31,300,000                                                    December 18, 2000
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

         THE CHASE MANHATTAN BANK (the "Lender"), at the offices of First Union National Bank (the "Administrative Agent") located at One First Union Center, 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of December 21, 1999, as amended by the First Amendment thereto (as further amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time parties thereto, and First Union National Bank, as Administrative Agent, the principal sum of

         THIRTY-ONE MILLION THREE HUNDRED DOLLARS AND NO/100 ($31,300,000), or such lesser amount as may constitute the unpaid principal amount of the Loans made by the Lender, under the terms and conditions of this promissory note (this "Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time and on the dates as provided in the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement and is issued to evidence the Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note. This Note is hereby substituted for and replaces, as to the Lender, the Note dated December 21, 1999 from Borrower to the Lender in the original principal amount of $20,000,000 (the "Replaced Note"); PROVIDED, HOWEVER, that Borrower acknowledges and agrees that, except as expressly provided by the terms of this Note (including the original principal amount hereof), the substitution for and replacement of the Replaced Note by this Note shall not extinguish or otherwise affect any of Borrower's obligations to the Lender under the Credit Agreement, whether or not evidenced by the Replaced Note, including, without limitation, Borrower's obligation to pay interest accrued prior to the date hereof under the Replaced Note.

         In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (excluding NEW YORK GENERAL OBLIGATIONS LAW ss.5-1401). The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state court located in Mecklenburg County, North Carolina or New York County, New York, although the Lender shall not be limited to bringing an action in such courts.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.

                                    EVEREST REINSURANCE HOLDINGS, INC.

                                    By:
                                           ---------------------------
                                    Title:

                               Borrower's Taxpayer Identification No. 22-3263609


                                      NOTE

$62,700,000                                                    December 18, 2000
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

         FIRST UNION NATIONAL BANK (the "Lender"), at the offices of First Union National Bank (the "Administrative Agent") located at One First Union Center, 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of December 21, 1999, as amended by the First Amendment thereto (as further amended, modified or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Lenders from time to time parties thereto, and First Union National Bank, as Administrative Agent, the principal sum of

         SIXTY TWO MILLION SEVEN HUNDRED DOLLARS AND NO/100 ($62,700,000), or such lesser amount as may constitute the unpaid principal amount of the Loans made by the Lender, under the terms and conditions of this promissory note (this "Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time and on the dates as provided in the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement and is issued to evidence the Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Note. This Note is hereby substituted for and replaces, as to the Lender, the Note dated December 21, 1999 from Borrower to the Lender in the original principal amount of $40,000,000 (the "Replaced Note"); PROVIDED, HOWEVER, that Borrower acknowledges and agrees that, except as expressly provided by the terms of this Note (including the original principal amount hereof), the substitution for and replacement of the Replaced Note by this Note shall not extinguish or otherwise affect any of Borrower's obligations to the Lender under the Credit Agreement, whether or not evidenced by the Replaced Note, including, without limitation, Borrower's obligation to pay interest accrued prior to the date hereof under the Replaced Note.

         In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (excluding NEW YORK GENERAL OBLIGATIONS LAW ss.5-1401). The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state court located in Mecklenburg County, North Carolina or New York County, New York, although the Lender shall not be limited to bringing an action in such courts.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized corporate officer as of the day and year first above written.

                                    EVEREST REINSURANCE HOLDINGS, INC.

                                    By:
                                           ---------------------------
                                    Title:

                                  SCHEDULE 1.1
                                  ------------

                                   COMMITMENTS


LENDER                                                  COMMITMENT
------                                                 ------------

First Union National Bank                              $ 62,700,000
Deutsche Bank                                          $ 47,000,000
Royal Bank of Canada                                   $ 47,000,000
Bank One                                               $ 47,000,000
The Chase Manhattan Bank                               $ 31,300,000